MANAGING TODAY’S CHALLENGES
Positioning for Tomorrow’s Growth
AGA FORUM •  LAS VEGAS, N.V. •  MAY 3 - 5, 2009

Some of the statements contained in today’s presentations are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of
1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,”
“plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-
looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-
looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American
Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the Securities and Exchange
Commission.
Safe Harbor Statement

PHI
Pepco Holdings, Inc

pepco
A PHI Company

delmarva power
A PHI Company

atlantic city electric
A PHI Company

conectiv energy

pepco Energy Services

Transmission & Distribution
Competitive Energy / Other
2009 - 2013
Forecast
Business Mix*
70 - 75%
25 - 30%
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Growing regulated
 infrastructure platform
• Well positioned for
 industry transformation
• Complementary
 competitive energy
 businesses
• Disciplined growth
 strategy
 … offers an
• Attractive total return
Investing in PHI
* Percentages based on projected operating income.
PHI Investments

Philadelphia
Wilmington
Salem/
Hope Creek
Baltimore
Dover
Washington, DC
Burches Hill
Chalk
Pt.
Cambridge
Georgetown
Indian
River
Possum Pt.
Vienna
Salisbury
North Anna
Calvert
Cliffs
MAPP Power Line 500 kV
MAPP HVDC Transmission
Nuclear Generation
Fossil Generation
Substation

• December 2008 - PJM Board approved a
 High Voltage Direct Current system for
 the segment from Calvert Cliffs to Indian
 River.
• February 2009
  MD PSC authorized Pepco to start
 construction on the Burches Hill
 to Chalk Point segment.
  Pepco and Delmarva filed multiple
 applications seeking authority to
 construct certain segments in
 Southern MD.
  Pepco filed a joint environmental
 permit application for the
 Southern MD segment.
• Planned In-Service Dates:
  December 2011 - Possum Point to
 Calvert Cliffs (“Southern
 Maryland” Segment)
  June 2013 - Calvert Cliffs to Indian
 River (“HVDC” Segment)
  December 2013 - Indian River to
 Salem
Total length 230 miles. 80% of line will be on or along
existing rights-of-way (ROW). 27 miles of new ROW
required in Dorchester County, MD from the Bay exit
point to Vienna Substation.
Mid-Atlantic Power Pathway (MAPP)

Pepco	Delmarva Power	Atlantic City Electric	500 kV Total
2009	$ 46	$ 10	$ -	$ 56
2010	99	94	-	193
2011	182	181	-	363
2012	128	345	1	474
2013	60	220	20	300
TOTAL	$ 515	$ 850	$ 21	$ 1,386

MAPP - Updated Construction Cost and
Timing Estimates
(Dollars in Millions)
• Current total estimated construction cost (2008-2014) is $1.4 billion.
• MAPP construction cost estimate in April 2008 was $1.05 billion.
• Current estimate includes cost of direct current line from Calvert Cliffs to Indian River, and escalation of material, contract labor and right of way costs.
• In-service dates currently under review by PJM which may affect timing of certain expenditures.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Blueprint for the Future Progress to Date
Vendor Selection
 • Comverge - selected vendor for Direct Load Control
 in Maryland
 • Silver Spring Networks - selected vendor for AMI
 communication network
 • IBM - system integrator for Delaware deployment to
 enable over the air meter read, outage detection, on
 demand meter reads and remote disconnect
 • GE and Landis + Gyr - selected as meter
 manufacturers
 • Scope Services - selected as meter installation
 contractor
Delaware Deployment
 • 3Q 2009 Complete field acceptance testing of the
 AMI equipment and systems
 • 4Q 2009 Commence deployment of AMI equipment in
 Delaware
Smart Community Demonstration
 • 4Q 2009 deployment potentially begins for ACE and
 Pepco Maryland
  Maryland - Bethesda (Montgomery County) and Fort
 Washington (Prince George’s County)
  New Jersey - Glassboro (Gloucester County) and
 Absecon (Atlantic County)

2009	2010	2011	2012	2013	Total
Advanced Metering Infrastructure						
Atlantic City Electric	$ 1	$ -	$ -	$ -	$ 8	$ 9
Delmarva Power	29	39	-	40	-	108
Pepco	1	-	-	72	79	152
AMI System Improvements	14	29	5	-	-	48
Meter Data Management System	2	3	-	-	-	5
Total	$ 47	$ 71	$ 5	$ 112	$ 87	$ 322

Blueprint for the Future -
Construction Cost and Timing Estimates*
(Dollars in Millions)
* Current total estimated cost of project (2008-2014) is $422 million.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

2008 Sales [1] (GWh)	Forecasted Sales Growth [1]		Forecasted Customer Growth	
		2008-2009	2008-2013	2008-2009	2008-2013
Pepco	26,624	1.7%	1.3%	0.3%	0.6%
Delmarva Power [2]	13,041	-0.8%	1.1%	-0.6%	0.6%
Atlantic City Electric	10,040	0.5%	0.9%	0.4%	0.8%
Total Power Delivery	49,705	0.8%	1.1%	0.1%	0.7%

(1) Weather Normalized Sales
(2) Excludes Virginia

Sales and Customer Growth - Statistics
While the economic downturn has slowed growth, we have confidence in the long-term growth prospects of our service territory.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(1) As filed with Quarterly Earned Return Reports for the twelve months ended 9-30-08, which is developed in accordance with PSC instructions and, therefore, does not reflect all costs the companies believe are appropriate to include in their rate case filings.
(2) Estimate as of 9-30-08; does not reflect all costs the Company believes are appropriate to include in its rate case filing.
(3) Adjusted for estimated 2009 pension expense and other known cost increases.
(4) Adjusted for planned plant additions.
Atlantic City
(Dollars in Millions)
Electric
DE
MD
(1)
DC
(1)
DE
(1)
MD
(1)
Gas
(1)
NJ
(2)
Operating Income (Adjusted) (3)
$69
$60
$27
$17
$16
$55
Rate Base (Adjusted) (4)
$910
$1,018
$388
$278
$228
$788
Earned Return on Rate Base
7.55%
5.85%
6.83%
6.26%
7.03%
6.97%
Authorized Return on Rate Base
7.99%
7.96%
7.17%
7.68%
7.73%
8.14%
Most Recent Authorized Return on Equity
10.00%
10.00%
10.00%
10.00%
10.25%
9.75%
Most Recent Test Period
Sep-06
Sep-06
Mar-05
Sep-06
Mar-06
Dec-02
Next Anticipated Filing
Q1-10
Q3-09
Q2-09
Q2-10
Q3-09
Delmarva Power
Pepco
Earned ROE (Adjusted) (3)
 8.80%
 5.40%
 8.20%
 6.60%
 8.60%
6.70%
Revenue Requirement to Achieve Authorized ROE
$9.7
$40.4
$5.8
$7.9
$3.1
$18.7

< 1%
3%
<
1%
1%
<
1%
1%
Revenue Requirement -
Equating to 25 Basis Point Change in ROE
$1.8
$2.0
$0.8
$0.6
$0.5
$1.6
- Total Residential Bill % Change
Q2-09
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Distribution Summary

(Dollars in Millions)

	Pepco	Delmarva Power	Atlantic City Electric	Total
Period End Rate Base [1]				
Base Amount - 11.3%	$335	$299	$324	$958
Incentive Amount - 12.8%	42	5	57	104
Total	$377	$304	$381	$1,062
Current Authorized Return on Equity [2]	11.3 - 12.8%	11.3 - 12.8%	11.3 - 12.8%	
Estimated 2009/2010 Annual Income, after-tax	$22	$17	$22	$61
2008/2009 Annual Income, after-tax	$19	$17	$17	$53

(1) Estimated rate base at 12/31/08 based on FERC-approved Formula. Rates become effective on June
 1, 2009.
(2) Projects with a FERC-approved incentive ROE adder earn 12.8%. Authorized return on equity is
 11.3% for all other transmission.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Transmission Summary

PA
NJ
MD
DE
VA

Peaking Units, 25%
Coal, 10%
Oil-NG fired steam, 12%
Gas Combined Cycle, 53%

2008 Capacity (4,283 MW)
(Owned and contracted)
An Eastern PJM, mid-merit focused generator
Financials (as of 12/31/08)
Property, Plant & Equipment $1,225 M
Construction Work in Process $ 249 M
2008 Earnings $ 122 M
Note: Excludes units under development
« Construction projects (649 MW)
Conectiv Energy Generating Facilities
«
Delta
Vineland
«
Existing sites
Cumberland
«

conectiv energy
A New Generation of Energy

Total Gross Margin Forecast Range
Millions
$500
$450
$400
$350
$300
$250
$200
$150
2005
2006
2007
2008
2009 E
2010 E
2011 E
Forecast Range
Actual

$215
$206
$308
$265
$285
$335
$380
$435
$325
$425
$340
$450
$380
$500
$259
$255
$319
$407
Note: See Safe Harbor Statement at the beginning of today’s presentation.
CE historically delivers within forecasted range

conectiv energy
A New Generation of Energy

$500
$400
$300
$200
$100
$0
Millions
Capacity
Energy - Generation and Hedges
Energy Marketing
2009 Total Gross Margin Forecast
Forecast Gross Margin
Hedged Value

130
35
325
425
220
270
160
160
90
45
20
Forecast range
% Hedged* 100% ~50%  ~50% ~70%
* % Hedged = Hedged value/ Midpoint of forecast range
70% of 2009 forecasted gross margin is already hedged
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Delta Project - On time (2Q-11 COD); on budget
545 MW dual fuel combined cycle plant located
in Peach Bottom Township, PA
Project Cost: $470 million ($862/kW-installed)
6-year tolling agreement (6/1/2011 - 5/31/2017)
with Constellation Energy provides a stable
and predictable earnings profile
Projected net income of $24-28 million/year
Project Status
 • All major permits acquired
 • Site grading/ foundations and underground work in
 progress
 • Major equipment ordered/delivery confirmed to meet
 commercial operation date
 • Commercial operation date - June 2011
Permits and infrastructure allow for expansion
(additional 545 MW block)
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Cumberland Project - On time (2Q-09 COD);
better than budget
Note: See Safe Harbor Statement at the beginning of today’s presentation.
100 MW dual fuel combustion turbine - flexible and
efficient GE LMS 100 technology
Project Cost: $75 million budget
  $72 million projection ($720/kW-installed)
Projected net income of $4-7 million/ year
 • Capacity value contributes 50% of project value
 • Included in 2009/10 and 2010/11 PJM capacity auctions
Project Status
 • All equipment has been installed
 • Gas & Electrical interconnection installation complete
 • Cold Commissioning & Testing in progress
 • Commercial operation date - 2Q-09 (on schedule)
Existing CT site (Cumberland, NJ)
 • Land available for further expansion (additional 100 MW)
 • Additional natural gas and oil storage capacity
 • Minimal transmission system upgrades (PJM Queue P06)
 • Other infrastructure and resources on site

Vineland Solar Project - Solar RECs in New Jersey
Note: See Safe Harbor Statement at the beginning of today’s presentation.
4 MW Solar PV project located in Vineland, NJ
Project Cost: $24 million ($6,000/kW-installed)
Projected Net Income of ~$1 million/ year
Project Summary
 • Supports initiative to increase renewable energy
 portfolio
 • 25 Year PPA with City of Vineland for capacity,
 energy and ancillaries (unit contingent)
 • SREC’s meet approximately 50% of CE’s RPS
 requirements
 • Located on 28 acres (City of Vineland)
 • Connected to VMEU’s 13-kV System
Project Status
 • Land lease and major permits acquired
 • Major equipment ordered/delivery confirmed to
 meet commercial operation date
 • Commercial operation date:
 – Phase I: 2 MW 3Q-09
 – Phase II: 2 MW 2Q-10

RGGI cap-and-trade program applies only to electricity generation emissions

- First compliance period from 2009 to 2011

Impacts CE plants in DE and NJ

- DE granted allowances to in-state generators
- NJ is auctioning their allowances

Participated in the three auctions for 2009 vintage allowances

- Resulting auction prices have ranged from $3.07-3.51/ton
- Will participate in future auctions

Currently hold ~50% of forecasted allowance requirements for the initial compliance period

Could be precursor to new federal carbon program

millions tons
Allowances granted from the State of Delaware
Forecasted emissions
3
2.5
2
1.5
1
0.5
0
2009
2010
2011

Should benefit from RGGI due to predominant gas fired
generation fleet, renewable energy supply and PA plants
Acquired allowances
1.3
1.0
0.8
0.4
2.4
2.2
2.3
1.7
CE RGGI Allowance Balance (3/09)
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Actively managing Regional Greenhouse Gas
Initiative (RGGI) impacts

A New Generation of Energy

Coal fired
baseload
Peaking
Renewable
Combined
Cycle
Oil-NG fired
steam

Generation Fleet Output by Fuel Source

Renewable
sources
Coal
Oil
Landfill gas
Natural gas

Expected 2011 fleet will have 90%
mid-merit and peaking capacity
Generation Capacity by Type
Natural Gas can fuel 70% of
the 2011 fleet output
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Renewable/climate legislation favors gas fuel and
mid-merit/peaking units in the PJM region
Intermittent renewable (wind and solar) generation necessitates mid-merit and peaking backup capacity
Weather variability (wind /cloud cover) amplifies regional supply volatility
RGGI and any federal climate legislation advantages efficient gas-fired generation over coal

- PES provides retail energy services to large commercial, industrial, and government customers
- Energy Services
  - Energy efficiency and renewable energy
  - Heating and cooling facilities, including combined heat and power
- Energy Supply
  - Retail Electric and Natural Gas Supply
    - PHI is conducting a strategic analysis of this business
  - Power Generation
    - Slated for retirement in 2012

PES is shifting its strategic focus from
Energy Supply to Energy Services
PES earnings contributed 19¢/share in 2008
Energy
Services 8¢
Energy
Supply 11¢
PES Overview

- Beginning in October 2008, PES increased the cost of capital component for all retail proposals to reflect credit market conditions
- For all successful proposals, PES has been using collateral-free hedges
  - However, PES success in retaining customers has diminished
- PES expects to realize gross margins over the long term:
  - $3.00/MWh range for electric
  - $0.30/Dth range for natural gas

Key Metrics	2007	2008
Load Served - MW	4,294	4,388
MWh Delivered	19.0	20.1
Electric Retention Rate	70%	56%
BCF Delivered	30.0	36.1
Gross Margins		
$/MWh	$3.27	$3.71
$/Dth	$0.11	$0.37

MWh (millions)
25
20
15
10
5
0
60
50
40
30
20
10
0
BCF
2007A
2008A
2009E
2010E
2011E
2012E
2013E
Electric Delivered and Backlog
Gas Delivered and Backlog

Estimated, as of 2/28/2009
Note: See Safe Harbor Statement at the beginning of today’s presentation.
PES’s retail electric and natural gas
business had record profits in 2008

• PES’s energy efficiency business fits well with PHI’s strategic focus
 – Does not require capital expenditures or contingent capital
• PES has a successful track record of implementing energy efficiency projects
 – Approximately $750 million of energy efficiency projects installed since
 1995
 – With over 200 employees, PES has developed this as core competency
• The recently enacted federal stimulus bill may provide PES with increased opportunities
 – $3.2 billion block grants to States for energy efficiency measures
 – $4.5 billion to GSA to invest in “high performance green buildings”
 – $3.2 billion to DOD to invest in energy efficiency for its facilities
• In December, PES was selected as an eligible contractor to perform energy efficiency work for the US DOE
 – 5-year term with options to extend
 – Allows PES to compete for projects at all federally owned facilities
 – Includes renewable energy projects
PES is focused on growing its energy
efficiency business

- PES designs, develops, and constructs energy efficiency projects
  - Contracts typically range in size from $5 to $25 million with gross margins in the 20% to 30% range
  - Construction typically takes 1 to 1.5 years
  - PES has signed an average of $50 million of contracts in each of the last three years
- PES's long-term contract backlog is $340 million of gross margin as of 12/31/08
  - 13 year weighted average contract length
  - Central Heating and Cooling is primarily made up of our Atlantic City district energy system
  - O&M contracts often included as part of energy efficiency projects
  - In 2008, PES's gross margin from these long-term contracts was $34 million

Estimated Contract Backlog
Gross Margin
($ in millions)
$46
$294
Central Heating and Cooling
Energy Efficiency O&M Contracts

PES obtains earnings from construction of energy
efficiency projects and long-term contracts

• Financial arrangement with an investment bank entered into
 March 2009
• Certain wholesale power supply contracts were novated
 – PES has no obligation to post collateral under these contracts
 – Approximately $300 million of collateral was released, thereby strengthening PHI’s liquidity position
• PES entered into mirror wholesale power trades with no
 collateral requirement
• Fee for transaction to be amortized over 2.5 years; after-tax earnings impact expected to be approximately $10 million in
 2009 and $5 million in 2010
Credit Intermediation Agreement

PHI Pepco Holdings, Inc

At March 25, 2009*

	PHI Consolidated	Parent	Utilities
Credit Facilities (Total Capacity)	$1,900	$1,275	$625
Less:			
Borrowings under Credit Facilities	(250)	(150)	(100)
Letters of Credit	(405)	(400)	(5)
Commercial Paper Outstanding	(142)	(142)	0
Remaining Credit Facilities Available	1,103	583	520
Plus: Cash Balance	586	89	497
Total Credit Facilities and Cash Available	$1,689	$672	$1,017

 Liquidity Position
PHI maintains sufficient liquidity to execute the business plan
Millions of Dollars
The company does not undertake any obligation to publicly update this information until the filing of the Form 10-Q for the quarter ended March 31, 2009.
*
Note: See Safe Harbor Statement at the beginning of today’s presentation.

2009	2010	2011	2012	2013
$600 - $700	$700 - $800	$700 - $800	$850 - $1,000	$1,050 - $1,200
Projected Net Cash From Operations Range
Millions of Dollars
 • Over the planning period, approximately
 75% of net cash from operations is
 generated by Power Delivery
 • The increase in cash is primarily driven by
 higher transmission and distribution rates
 and higher Conectiv Energy cash flow
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Projected Net Cash From Operations

Projection	
Principal Sources of Cash:		
Beginning Cash	$	384
Cash from Operations (1)		650
Remarketing of Tax-exempt Bonds		277
Dividend Reinvestment Plan		40
Total Sources of Cash	$	1,351
Principal Uses of Cash:		
Capital Expenditures	$	1,011
Debt Maturities (2)		53
Current Dividends		237
Total Uses of Cash	$	1,301
Net Cash Flow	$	50

No equity or long-term debt funding requirements until 2010

Millions of Dollars
(1) Midpoint of projected cash from operations range; net of $190 million pension funding, after tax.
(2) Excluding debt maturities related to the Atlantic City Electric securitization bonds.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
2009 Principal Sources & Uses of Cash

• Current 2010 business plan calls for external financing
• We have alternatives to mitigate long-term financing
 needs
 – Reduce/delay capital spending
 – Use of short-term debt
• We will continue to assess our options - financing will
 be dependent upon market conditions
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Financing Current 2010 Business Plan

Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$174
$6
$440
$6
$155
$297
$47
$468
$56
$143
$134
$71
$474
$193
$183
$57
$5
$514
$363
$249
$31
$112
$574
$474
$200
$31
$87
$589
$300
$204
2008 Actual
2009
2010
2011
2012
2013
Transmission
MAPP
Distribution
Blueprint
Competitive/Other

$1,011
$1,055
$1,188
$1,391
$1,211
Construction Expenditures - Projection*
* Projected construction expenditures as reported in 2008 Form 10-K.
$781
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Projected Rate Base

$10,000
$8,000
$6,000
$4,000
$2,000
$0
Millions
11% CAGR (2008-2013)
$7,343
2008
2009
2010
2011
2012
2013
Electric Distribution
Gas Distribution
Transmission

Power Delivery - A Driver of Growth
Total Rate Base
Growth - 71%
Electric Distribution Rate
Base Growth - 39%
Transmission Rate
Base Growth - 183%
* Estimated 2008 year end rate base, projected 2009 - 2013 year end rate bases. See appendix for projection by utility.
$4,676
$7,973
$4,988
$5,493
$6,171
$3,383
$3,614
$3,854
$4,068
$4,455
$4,708
$231
$233
$243
$250
$259
$263
$1,062
$1,141
$1,396
$1,853
$2,629
$3,002
*
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Transmission Rate Base and Earnings*

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Millions
$104
$958
$215
$926
$448
$948
$852
$1,001
$1,386
$1,243
2008
2009
2010
2011
2012
11.3% Return on Equity
12.8% Return on Equity

Millions	2009-10	2010-11	2011-12	2012-13	2013-14
Earnings - 11.3% ROE	$54	$52	$54	$57	$70
Earnings - 12.8% ROE	$7	$14	$28	$54	$89
Projected Earnings	$61	$66	$82	$111	$159
$1,062
$1,141
$1,396
$1,853
$2,629
* Projected earnings based on a simplified computation: projected year end rate base x 50% equity x authorized returns on equity. Projected earnings are shown for the FERC formula rate year June 1 through May 31.
Projected Transmission Rate Base
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Directional Impact on Earnings
	2009 “Challenging” (1)	2010 “Improving” (2)
Sales	-	á
Revenues - Transmission Revenues	á	á
Revenues - Distribution Rate Relief	-	á
Expenses - Operation & Maintenance	â	-
Expenses - Interest	â	-
Expenses - Depreciation & Amortization	â	â
Tax Adjustments	â	-
Conectiv Energy Gross Margin	áâ	áâ
Pepco Energy Services	â	áâ
PHI Investments - Cross-Border Leases	â	-
(1) As compared to 2008 actual results.
(2) As compared to 2009 plan.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Major Earnings Drivers

POM Investment Case
Note: See Safe Harbor Statement at the beginning of today’s presentation.
• Earnings base derived primarily from regulated utility
 business
• Long-term earnings growth
• Commitment to dividend
• Investment grade credit quality
• Improved liquidity position
• Focus on lowering business risk